UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                            FORM 8-K
                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2001


                         Commission File Number 0-30745

                             NEVER MISS A CALL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Nevada                                   88-0426807
       ---------------------------                   -----------------
       (State or other jurisdiction                   (I.R.S. Employer
       of incorporation or organization               Identification No.)


    6340 NW 5th Way
    Fort Lauderdale, FL                             33309
 (Address of principal executive offices)          (Zip Code)
 -----------------------------------------------------------------
 Registrant's telephone number, including area code (954) 935-0821


                            206-455 Granville Street
                         Vancouver, B.C., Canada V6C 1T1
            ---------------------------------------------------------
       Former Name, Address and Fiscal Year, if Changed Since Last Report

ITEM 1.      CHANGES IN CONTROL OF REGISTRANT

         On December 21, 2000, Never Miss A Call, Inc. (the "Registrant") entered into a Plan of Reorganization and Merger Agreement (Merger Agreement) with NMC Acquisition Corp., a Florida corporation and wholly-owned subsidiary of Registrant (NMC), and Inter-Call-Net Teleservices, Inc., a Florida corporation
(ICN). Pursuant to the terms of the Merger Agreement, the closing of which occurred on January 26, 2001, NMC merged with and into ICN, the issued and outstanding securities of ICN were canceled, the Registrant issued 1.25 shares of its common stock for every one share of ICN common stock issued and outstanding to the former shareholders of ICN, and formerly outstanding ICN warrants became warrants to purchase shares of the Registrant's common stock on the same conversion basis. The former shareholders of ICN now own approximately 79.5% of the issued and outstanding shares of common stock of Registrant (excluding shares of Registrant's common stock underlying warrants).

         The following table represents the shares of the Registrant's common stock issued and outstanding post-merger (excluding 338,750 shares of the Registrant's common stock underlying presently exercisable warrants at $2.00 per share):

Pre-merger Shareholders of Registrant                                1,700,000
Shares of Registrant cancelled at closing                            1,000,000
Former Shareholders of ICN                                           2,708,387


         In order to reduce dilution to the Registrant's shareholders, the two persons who were directors of the Registrant pre-merger agreed pursuant to a written consent of directors to cancel an aggregate of 1,000,000 shares held by both such persons effective as of the closing of the above-described transactions. As a result, the number of shares of the Registrant's common stock issued and outstanding post-closing is 3,408,387.

         In connection with the merger, the officers and directors of ICN have become the officers, in their same prior capacities, and directors of the Registrant, the Bylaws as presently adopted will continue as the bylaws of the Registrant and the officers and directors of the Registrant pre-merger have resigned. See "Item 2. Acquisition or Disposition of Assets."

         On January 26, 2001, following the merger, the Registrant had 3,408,387 shares issued and outstanding. The following table sets forth certain information regarding the beneficial ownership of the common stock of the Registrant as of January 26, 2001 post-Merger of (1) each person who is known to the Registrant to own beneficially more than 5% of the Registrant's outstanding common stock; (2) each of the Registrant's directors and officers, and (3) all directors and officers of the Registrant as a group:

                                    Position With                      Amount of Stock                    Percent
Name and Address                    The Company                        Beneficially Owned                 of Class
----------------                    -----------                        ------------------                 --------

Scott Gershon                       President, Chief                     875,000                             26%
c/o Company                         Executive Officer,
                                    Director

Paul Cifaldi                        Chief Operating                       62,500                              2%
c/o Company                         Officer, Director

The Farrington Family               Securityholder                       400,000 (1)                           12%
Trust, H. Roy Farrington,
Trustee
7902 40th Street, NW
Gig Harbor, WA 98335

Pedro Yenidjeian                    Securityholder                       187,500                              6%
c/o Dubo Enterprises, Inc.
8000 Governors Square Blvd.
#404
Miami Lakes, FL 33016

Officers and
Directors as a

Group (2 persons)                                                        937,500                             28%

         The Registrant, a telecommunications services provider involving low-cost voice communications solutions, will continue the operations of ICN, in its wholly-owned subsidiary, which currently provides telephone- based (and planned inter-active Internet) customer and marketing support services on an outsourced basis to various business, and has relocated its executive offices to ICN's facilities, located in Fort Lauderdale, Florida.

         While the Registrant is the legal surviving entity, for accounting purposes, the merger between NMC and ICN is being treated as a purchase business acquisition of the Registrant by ICN (commonly called a reverse acquisition) and a recapitalization of ICN. ICN is the acquirer for accounting and financial reporting purposes because the former stockholders of ICN received the larger portion of the common stockholder interests and voting rights in the combined enterprise when compared to the common stockholder interests and voting rights retained by the pre-merger stockholders of the Registrant. As a result of this accounting treatment, ICN will be recapitalized for accounting and financial reporting purposes to reflect the authorized stock of the legal surviving entity. Because ICN is the acquirer for accounting purposes under APB Opinion No. 16, the Registrant's December 31st fiscal year end has been changed to ICN's fiscal year end, June 30th.

         The source of the consideration used in connection with the above-described transactions were shares of the common stock of ICN owned by ICN shareholders.
--------
         (1) Includes 125,000 shares of common stock, underlying immediately exercisable warrant exercisable at $2.00 per share through August 6, 2003.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         As a result of the merger effective January 26, 2001, by and between NMC and ICN, the Registrant acquired the entire business of ICN. These assets primarily consist of computer hardware and software equipment and telephone communications systems and were used prior to the merger in the business operated by ICN.

         The Registrant plans to continue such business by providing telephone-based (and planned inter-active Internet) customer and marketing support services on an outsourced basis to various businesses.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial Statements. As of the date of filing of this current report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this form 8-K no later than 60 days after February 12, 2001.

(b) Pro-forma Financial Information. As of the date of filing of this current report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after February 12, 2001.

(c) Exhibits - a copy of the Plan of Reorganization and Merger Agreement was previously filed as Exhibit 2.1 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on January 22, 2001.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEVER MISS A CALL, INC.
February 5, 2001                   By: /s/ Scott Gershon, President